EXHIBIT 10.2(d)

January 8, 1997



Venture Stores, Inc.
2001 East Terra Lane
O'Fallon, Missouri 63366-0110

Re:  Agreement Relating to Second Amendment to Loan and Security
Agreement


Ladies/Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement, as amended prior to the date hereof (the "Agreement"), dated as of June 28, 1996 and executed by and among Venture Stores, Inc. (the "Borrower"), the financial institutions party thereto (collectively, the "Lenders") and BankAmerica Business Credit, Inc., as agent for the Lenders (in such capacity as agent, the "Agent"). Reference is hereby also made to that certain letter agreement (the "Second Amendment"), dated even date herewith and proposed to be entered into by and among the Borrower, the Lenders and the Agent, which Second Amendment would amend the Agreement in certain respects. Certain capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Agreement.

To induce the parties hereto to enter into the Second Amendment, and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees that it shall pay to the Agent on the date of the Borrower's acceptance of this letter agreement, for the account of the Lenders, ratably in accordance with their respective Pro Rata Shares, an amendment fee (the "Amendment Fee") in the amount of $500,000, which Amendment Fee shall be fully earned by the Lenders on such date.

This letter agreement shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Illinois.

The Agreement and the other Loan Documents remain in full force and effect and are each hereby ratified and confirmed. Please evidence your agreement with the terms of this letter agreement by signing in the space below. This letter agreement may be executed by one or more of the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This letter agreement shall become effective in accordance with its terms upon its execution by the Agent, the Majority Lenders and the Borrower.


Sincerely,

BANKAMERICA BUSINESS CREDIT, INC.,
as the Agent


By:\s\Gregory Eck
     Name:Gregory Eck
     Title:Vice President

BANKAMERICA BUSINESS CREDIT, INC.,
as a Lender


By:\s\Gregory Eck
     Name:Gregory Eck
     Title:Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender


By:\s\Kevin Y. Caragay
     Name:Kevin Y. Caragay
     Title:Assistant Secretary

CONGRESS FINANCIAL CORPORATION,
as a Lender


By:\s\Thomas C. Lannon
     Name:Thomas C. Lannon
     Title:Vice President

LA SALLE BUSINESS CREDIT, INC.,
as a Lender


By:\s\Jeffrey J. Podwika
     Name:Jeffrey J. Podwika
     Title:Asset Based Lending Officer




GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:\s\Timothy S. Van Kirk
     Name:Timothy S. Van Kirk
     Title:Duly Authorized Signatory




ACCEPTED AND AGREED:

VENTURE STORES, INC.


By:\s\Russell Solt
     Name:Russell Solt
     Title:Executive Vice President

Date:January 8, 1997